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                                                                    EXHIBIT 99.1

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies that, to his knowledge, (i) the Form 10-QSB filed by Great Pee Dee Bancorp, Inc. (the "Issuer") for the quarter ended March 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in that report fairly presents, in all material respects, the financial condition and results of operations of the Issuer on the dates and for the periods presented therein. The purpose of this statement is solely to comply with Title 18, Chapter 63, Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.

                                              GREAT PEE DEE BANCORP, INC.

Date:   May 13, 2003                          By: /s/ Herbert W. Watts
                                                  ------------------------------
                                                  Herbert W. Watts
                                                  Chief Executive Officer

Date:   May 13, 2003                          By: /s/ Johnnie L. Craft
                                                  ------------------------------
                                                  Johnnie L. Craft
                                                  Chief Financial Officer